SEMI
ANNUAL
REPORT

[GRAPHIC OMITTED]

FEBRUARY 28, 2002
TEMPLETON FOREIGN FUND

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FRANKLIN TEMPLETON
INVESTMENTS

               THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR
             INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL
               SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND SHARE
                                         PRICES. WE APPRECIATE YOUR PAST SUPPORT
           AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.


      [PHOTO OF JEFFREY A. EVERETT, CFA OMITTED]
      JEFFREY A. EVERETT, CFA
      PORTFOLIO MANAGER
      TEMPLETON FOREIGN FUND


--------------------------------------------------------------------------------
[ICON OF MOUSE OMITTED]

FRANKLINTEMPLETON.COM

Electronic delivery is a convenient alternative to receiving these reports
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and sign up.
--------------------------------------------------------------------------------

SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON FOREIGN FUND SEEKS LONG-TERM CAPITAL GROWTH. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS MAINLY IN THE EQUITY SECURITIES OF COMPANIES LOCATED OUTSIDE THE UNITED STATES, INCLUDING EMERGING MARKETS.
--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report for Templeton Foreign Fund covers the period ended February 28, 2002. During the six months under review, investments in foreign equities continued to be dominated by concerns about the U.S. economy's recession and its impact globally. Investors will remember 2001 not only for the tragic events of September 11 but also for the first synchronized global economic slowdown in a decade. Terrorism and ensuing military actions exacerbated what had begun earlier in 2001: declines in employment, corporate earnings and gross domestic product (GDP) growth within Asia, Europe and the Americas. Most nations' central banks responded with monetary stimulus as they sought to prop up their economies. Paradoxically, the fallout from September 11 might have also sped up the pace toward economic recovery, as the U.S. posted surprisingly strong annualized GDP growth of 1.7% in 2001's fourth quarter, based largely on increased consumer and government spending.



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 15.
CONTENTS

Shareholder Letter .........  1

Performance Summary ........  7

Financial Highlights &
Statement of Investments ... 10

Financial Statements ....... 21

Notes to
Financial Statements ....... 24


[GRAPHIC OF PYRAMID OMITTED]
FUND CATEGORY

Global
Growth
Growth & Income
Income
Tax-Free Income

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
2/28/02

[PIE CHART OMITTED]

EUROPE                    43.9%
ASIA                      30.6%
LATIN AMERICA              6.8%
NORTH AMERICA              6.1%
AUSTRALIA & NEW ZEALAND    3.6%
SHORT-TERM INVESTMENTS &
OTHER NET ASSETS           9.0%


Corporations stepped back to assess the benefit of their previous capital spending binges, which contributed to over-leveraged balance sheets and excess capacity worldwide. Waning pricing power and satiated consumer demand led to a continued manufacturing slowdown that eventually spread to the services sector. In terms of world regions and industry sectors, most recorded negative stock performance. However, global stock markets generally rebounded in 2001's fourth quarter with double-digit gains for many of the major indexes as investors began to anticipate that fiscal and monetary measures in the U.S. and abroad would lead to recovery in world economies. One notable exception was Japan, whose economic situation continued to preoccupy investors as the country's Nikkei Index remained under pressure and declined 2.07% in U.S. dollar terms during 2001's fourth quarter.1 Rapid and relatively smooth developments concerning the military conflict in Afghanistan may also have helped global equities bounce back. However, investor enthusiasm and market momentum appeared to push many stocks' share prices ahead of tangible, fundamental improvements in most corporate income statements and balance sheets. As a result, part of the year-end gains were lost during January and February of 2002, especially as economic uncertainty prevailed.

In this volatile worldwide investment climate, Templeton Foreign Fund - Class A produced a cumulative total return of -2.28% for the six-month period ended February 28, 2002, as shown in the Performance Summary beginning on page 7. By comparison, our benchmark, the Morgan Stanley Capital



1. Source: Standard & Poor's Micropal. The Nikkei 225 Stock Average is a price-weighted index of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

International Europe Australasia Far East (MSCI EAFE) Index returned -8.29% during the same period.2

We adhered to our time-tested investment philosophy of searching foreign markets for undervalued securities. Defensive stocks historically have provided excellent risk-adjusted returns in fragile economic times, and they did during 2001 as well. We believe the Fund held a number of such securities, which helped protect the portfolio from steeper losses during the reporting period. One example is Netherlands-based Rodamco Europe, a property management company that owns some of the biggest European shopping centers and is the largest company of its kind on that continent. In our analysis, Rodamco, a new Fund holding, is a superb example of the European restructuring stories we sought recently and have referred to in previous reports. Accordingly, we recognized this company's fundamental value and were pleased to acquire its stock at what we considered a low price-to-earnings multiple, which is one of our key criteria. We also made some notable additions to existing holdings such as Hutchison Whampoa, a Hong Kong-based conglomerate.

The general stock market rebound that occurred roughly midway through the reporting period provided opportunities to sell some stocks on strength at that time. We sold our positions in two European electric utilities, Endesa and Electrabel, in Japanese companies Fujitsu and Fuji Photo Film, and in Hong Kong banking concern Guoco Group. We also trimmed our holdings in a number of companies, including XL Capital, a



TOP 10 COUNTRIES
Based on Equity Securities
2/28/02

                  % OF TOTAL
                  NET ASSETS
============================
Hong Kong              11.5%

U.K.                   10.4%

Netherlands             7.0%

Japan                   6.6%

Germany                 6.5%

South Korea             6.4%

Finland                 4.4%

Spain                   4.2%

Sweden                  4.1%

Brazil                  3.3%



2. Source: Standard & Poor's Micropal. The unmanaged MSCI EAFE Index is a market capitalization-weighted index that measures the total returns (gross dividends are reinvested) of equity securities in the developed markets in Europe, Australasia and the Far East. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities
2/28/02

                          % OF TOTAL
                          NET ASSETS
====================================
Oil & Gas                       8.4%

Banks                           8.2%

Electric Utilities              7.4%

Insurance                       5.7%

Chemicals                       4.9%

Diversified Telecommunication
Services                        4.9%

Paper & Forest Products         4.1%

Household Durables              3.6%

Metals & Mining                 3.5%

Diversified Financials          3.2%



Bermuda-based insurance company, and U.K.-based Unilever, a major producer of non-durable consumer goods.

Continued media focus on the collapse and scandal surrounding Enron, which filed the largest bankruptcy claim in U.S. history, also put pressure on other companies' share prices as the investment and regulatory communities widened their field of scrutiny beyond the utilities industry. We believe one of the most fortunate outcomes of the Enron debacle is that investors are focusing their attention on credit risk, the risk that a company will not be able to pay its ongoing obligations and that losses will result. Since the era of increasing leverage in the U.S. -- occurring primarily during the boom years of 1997-99 -- and in the more recent era of decreasing margins, again, most specifically in the U.S., credit risk is likely to become particularly pernicious and increasingly important for companies anywhere in the world, as well as investors.

In contrast, a closer look at credit risks outside the U.S. highlights POSITIVE news from Asia. Credit risks there are diminishing, just at a time when credit fears are rising in many other parts of the world. Specifically, Asian yield spreads, or differences, over U.S. Treasury bonds, an important barometer of risk for bondholders, fell from 230 basis points (2.3%) to 120 basis points in South Korea over 2001, and from 160 basis points to 100 basis points in China. Even in the Philippines, yield spreads diminished considerably, from 650 basis points over U.S. Treasury bonds to just 410 basis points at year-end 2001.3 These numbers make clear that many credit sensitive investors are growing less worried -- and thus more optimistic -- about Asian credit risks than at the beginning of 2001, as is the sentiment for us at Templeton Foreign Fund. In Asia, we



3. Source: Credit Lyonnais Securities Asia.

believe the recent combination of lower risk factors and many of the world's lowest stock valuations, combined with rising profitability, provide a very favorable backdrop in these markets for the foreseeable future. Despite these positive developments, we remain vigilant toward credit risk issues as we seek to gauge any meaningful shift in investor expectations. In our opinion, credit risk will continue to be foremost in investors' minds for much of 2002, as long as global economic recovery remains tenuous.

Looking forward, we hold a positive investment outlook for the long term. For the near future, however, we are only cautiously optimistic. To remove the cautionary element, we need to see clearer evidence that the global economic situation has improved enough to allow for sustainable earnings growth and positive investment returns. In our opinion, there are currently a fair number of foreign stocks we believe offer compelling valuations, and that should benefit from a global economic upturn.

In these uncertain times, we draw on Templeton's fundamental investment approach, which is focused on the long term, and we encourage you to do the same. We will continue to concentrate on our stock selection approach by investing in companies whose security prices, in our view, do not yet reflect their long-term earnings potential.

It is important to note that foreign investing involves special risks related to market, currency, economic, social, political and other factors. Emerging markets involve similar but heightened risks, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. For example, the MSCI



TOP 10 EQUITY HOLDINGS
2/28/02

COMPANY
SECTOR/INDUSTRY,        % OF TOTAL
COUNTRY                 NET ASSETS
==================================
Cheung Kong Holdings Ltd.    2.2%
REAL ESTATE, HONG KONG

Volkswagen AG,
common & pfd.                2.0%
AUTOMOBILES, GERMANY

UPM-Kymmene Corp.            1.9%
PAPER & FOREST PRODUCTS,
FINLAND

Singapore Airlines Ltd.      1.7%
AIRLINES, SINGAPORE

DSM NV                       1.7%
CHEMICALS, NETHERLANDS

Samsung Electronics Co. Ltd. 1.7%
SEMICONDUCTOR EQUIPMENT
& PRODUCTS, SOUTH KOREA

Iberdrola SA                 1.7%
ELECTRIC UTILITIES, SPAIN

E.On AG                      1.6%
ELECTRIC UTILITIES, GERMANY

Petroleo Brasileiro SA, pfd. 1.6%
OIL & GAS, BRAZIL

Shell Transport &
Trading Co. PLC              1.6%
OIL & GAS, U.K.

Mexico Free Index has increased 2,079% in the past 14 calendar years, but has suffered 6 quarterly declines of more than 15% during that time.4 Although short-term volatility can be disconcerting, declines in excess of 50% are not unusual in such markets. These risks and other considerations are discussed in the Fund's prospectus. Beginning July 31, 2002, the Fund will invest, under normal market conditions, at least 80% of its net assets in "foreign securities," as defined in the Fund's prospectus.

We thank you for your continued investment in Templeton Foreign Fund and welcome your comments or suggestions.

Sincerely,

/S/SIGNATURE

Jeffrey A. Everett, CFA
Portfolio Manager
Templeton Foreign Fund



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

4. Source: Standard & Poor's Micropal. Based on quarterly percentage price change over 14 years ended 12/31/01. Market return is measured in U.S. dollars and includes reinvested dividends. The unmanaged MSCI Mexico Free Index is market capitalization-weighted and measures the total return of equity securities in Mexico. The index includes only securities available to foreign (non-local) investors.

--------------------------------------------------------------------------------
A NOTE ABOUT DUPLICATE MAILINGS YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE         2/28/02   8/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          -$0.49          $9.20     $9.69
DISTRIBUTIONS (9/1/01-2/28/02)
Dividend Income                $0.2522

CLASS B                        CHANGE         2/28/02   8/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          -$0.46          $9.10     $9.56
DISTRIBUTIONS (9/1/01-2/28/02)
Dividend Income                $0.1897

CLASS C                        CHANGE         2/28/02   8/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          -$0.45          $9.10     $9.55
DISTRIBUTIONS (9/1/01-2/28/02)
Dividend Income                $0.1780

ADVISOR CLASS                  CHANGE         2/28/02   8/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          -$0.51          $9.18     $9.69
DISTRIBUTIONS (9/1/01-2/28/02)
Dividend Income                $0.2771

CLASS R                        CHANGE         2/28/02   1/1/02
----------------------------------------------------------------
Net Asset Value (NAV)           -$0.11         $9.19     $9.30



--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 7/1/92, Fund shares were offered at a higher initial sales charge. Thus, actual total returns would have been lower. Effective 1/1/93, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

PERFORMANCE


CLASS A                            6-MONTH    1-YEAR    5-YEAR    10-YEAR
-------------------------------------------------------------------------
Cumulative Total Return(1)          -2.28%    -7.43%    21.64%    118.24%

Average Annual Total Return(2)      -7.88%   -12.72%     2.77%      7.48%

Value of $10,000 Investment(3)      $9,212    $8,728   $11,462    $20,566

Avg. Ann. Total Return (3/31/02)(4)           -1.25%     3.62%     10.16%



                                                                INCEPTION
CLASS B                            6-MONTH    1-YEAR    3-YEAR   (1/1/99)
-------------------------------------------------------------------------
Cumulative Total Return(1)          -2.69%    -8.16%    23.06%     19.83%

Average Annual Total Return(2)      -6.49%   -11.76%     6.28%      5.04%

Value of $10,000 Investment(3)      $9,351    $8,824   $12,006    $11,683

Avg. Ann. Total Return (3/31/02)(4)             0.08     5.13%      6.63%



                                                                INCEPTION
CLASS C                            6-MONTH    1-YEAR    5-YEAR   (5/1/95)
-------------------------------------------------------------------------
Cumulative Total Return(1)          -2.71%    -8.10%    17.20%     49.60%

Average Annual Total Return(2)      -4.67%    -9.89%     3.01%      5.92%

Value of $10,000 Investment(3)      $9,533    $9,011   $11,598    $14,815

Avg. Ann. Total Return (3/31/02)(4)            2.08%     3.86%      6.62%



ADVISOR CLASS5                     6-MONTH    1-YEAR    5-YEAR    10-YEAR
-------------------------------------------------------------------------
Cumulative Total Return(1)          -2.21%    -7.28%    22.90%    122.85%

Average Annual Total Return(2)      -2.21%    -7.28%     4.21%      8.34%

Value of $10,000 Investment(3)      $9,779    $9,272   $12,290    $22,285

Avg. Ann. Total Return (3/31/02)(4)            5.07%     5.08%      9.09%



                                                     INCEPTION
CLASS R                                               (1/1/02)
----------------------------------------------------------------------
Cumulative Total Return(1)                              -1.18%

Aggregate Total Return(6)                               -1.64%

Value of $10,000 Investment(3)                          $9,836

Aggregate Total Return (3/31/02)(4, 6)                   3.09%



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 27.21% and 4.77%.

6. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

TEMPLETON FOREIGN FUND


CLASS A

If you had invested $10,000 in Templeton Foreign Fund - Class A at inception, it would have been worth $110,754 on February 28, 2002. The chart below illustrates the cumulative total return of a hypothetical $10,000 investment in the Fund on October 5, 1982 (inception), reflecting the current, maximum sales charge and applicable fees and expenses with income dividends and capital gains reinvested as shown through February 28, 2002.*

APPENDIX  DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO
ITEM 304 (a) OF REGULATION S-T)

This logarithmic mountain chart shows the value of a $10,000 investment if capital gains and dividends were reinvested, if capital gains were reinvested and if dividends were reinvested in Templeton Foreign Fund Class A compared with the CPI, from inception on October 5, 1982, through February 28, 2002.*

TEMPLETON FOREIGN FUND - CLASS A
[GRAPHIC OMITTED]
[EDGAR representation of data points used in printed graphic as follows:]

                  TOTAL VALUE    PRINCIPAL +   PRINCIPAL     CPI     PRINCIPAL    INCOME   CAPITAL
                                  CAP GAINS   + DIVIDENDS                                  GAIN
   10/05/1982        $9,423         $9,423       $9,423    $10,000     $9,423         $0          $0
   12/31/1982        $9,823         $9,823       $9,823     $9,965     $9,823         $0          $0
   12/31/1983       $13,410        $13,217      $13,362    $10,343    $13,169       $193         $48
   12/31/1984       $13,250        $12,759      $13,094    $10,751    $12,603       $491        $156
   12/31/1985       $16,812        $15,735      $16,566    $11,160    $15,489     $1,077        $246
   12/31/1986       $21,648        $19,896      $19,903    $11,282    $18,151     $1,752      $1,745
   12/31/1987       $27,006        $24,190      $23,252    $11,782    $20,436     $2,816      $3,754
   12/31/1988       $32,946        $28,790      $26,865    $12,303    $22,709     $4,156      $6,081
   12/31/1989       $43,006        $36,619      $33,854    $12,875    $27,467     $6,387      $9,152
   12/31/1990       $41,712        $34,542      $31,870    $13,662    $24,700     $7,170      $9,842
   12/31/1991       $49,325        $40,076      $36,198    $14,080    $26,949     $9,249     $13,127
   12/31/1992       $49,372        $39,496      $34,964    $14,488    $25,088     $9,876     $14,408
   12/31/1993       $67,549        $53,489      $47,393    $14,887    $33,333    $14,060     $20,156
   12/31/1994       $67,783        $53,552      $45,397    $15,284    $31,166    $14,231     $22,386
   12/31/1995       $75,343        $58,571      $49,210    $15,672    $32,438    $16,772     $26,133
   12/31/1996       $88,903        $67,602      $57,909    $16,193    $36,608    $21,301     $30,994
   12/31/1997       $94,815        $71,753      $58,220    $16,468    $35,158    $23,062     $36,595
   12/31/1998       $90,181        $68,140      $51,688    $16,733    $29,647    $22,041     $38,493
   12/31/1999       $125,541       $92,229      $72,959    $17,181    $39,647    $33,312     $52,582
   12/31/2000       $120,935       $87,478      $69,994    $17,764    $36,537    $33,457     $50,941
   12/31/2001       $111,356       $78,257      $65,785    $18,039    $32,686    $33,099     $45,571
   02/28/2002       $110,754       $77,835      $65,431    $18,151    $32,512    $32,919     $45,323


*Cumulative total return represents the change in value of an investment over the indicated period. All figures reflect the current, maximum 5.75% initial sales charge. Prior to 7/1/92, these shares were offered at a higher initial sales charge. Thus, actual total return for purchasers of shares during the periods shown may differ. Effective 1/1/93, the Fund's Class A shares implemented a Rule 12b-1 plan, which affects subsequent performance.

Except as noted, all figures assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The historical data shown above pertain only to the Fund's Class A shares. The Fund offers four other share classes, subject to different fees and expenses, which affect their performance. Please see the prospectus for more details.

Past performance does not guarantee future results.

TEMPLETON FOREIGN FUND
Financial Highlights

                                                                         CLASS A
                                             ------------------------------------------------------------------------------
                                             SIX MONTHS ENDED                      YEAR ENDED AUGUST 31,
                                             FEBRUARY 28, 2002  -----------------------------------------------------------
                                                (UNAUDITED)      2001        2000         1999         1998         1997
                                             ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the period)
Net asset value, beginning of period .......        $9.69      $10.56       $10.49        $8.43       $11.40        $9.97
                                               ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income .....................          .04         .26          .23          .27          .30          .32
 Net realized and unrealized gains (losses)          (.28)       (.69)         .25         2.82        (2.11)        1.56
                                               ----------------------------------------------------------------------------
Total from investment operations ...........         (.24)       (.43)         .48         3.09        (1.81)        1.88
                                               ----------------------------------------------------------------------------
Less distributions from:
 Net investment income .....................         (.25)       (.23)        (.32)        (.26)        (.32)        (.28)
 Net realized gains ........................           --        (.21)        (.09)        (.77)        (.84)        (.17)
                                               ----------------------------------------------------------------------------
Total distributions ........................         (.25)       (.44)        (.41)       (1.03)       (1.16)        (.45)
                                               ----------------------------------------------------------------------------
Net asset value, end of period .............        $9.20       $9.69       $10.56       $10.49        $8.43       $11.40
                                               ============================================================================
Total return* ..............................        (2.28)%     (4.08)%       4.79%       40.36%      (17.89)%      19.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........   $8,641,042  $9,165,696  $11,489,339  $11,940,654  $10,745,504  $14,367,787
Ratios to average net assets
 Expenses ..................................         1.15%**    1.18%        1.15%        1.13%        1.12%        1.08%
 Net investment income .....................          .84%**    2.54%        2.14%        2.92%        2.79%        3.28%
Portfolio turnover rate ....................        14.89%     21.38%       44.77%       26.11%       38.27%       37.28%

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+Based on average weighted shares outstanding effective year ended August 31, 1999.

TEMPLETON FOREIGN FUND
Financial Highlights (CONTINUED)

                                                                                  CLASS B
                                                             --------------------------------------------
                                                              SIX MONTHS ENDED     YEAR ENDED AUGUST 31,
                                                              FEBRUARY 28, 2002 -------------------------
                                                                 (UNAUDITED)    2001      2000     1999+
                                                             --------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................      $9.56       $10.43    $10.43    $8.39
                                                             --------------------------------------------
Income from investment operations:
 Net investment income ......................................         --(a)       .18       .16      .14
 Net realized and unrealized gains (losses) .................       (.27)        (.67)      .23     1.90
                                                             --------------------------------------------
Total from investment operations ............................       (.27)        (.49)      .39     2.04
                                                             --------------------------------------------
Less distributions from:
 Net investment income ......................................       (.19)        (.17)     (.30)      --
 Net realized gains .........................................         --         (.21)     (.09)      --
                                                             --------------------------------------------
Total distributions .........................................       (.19)        (.38)     (.39)      --
                                                             --------------------------------------------
Net asset value, end of period ..............................      $9.10        $9.56    $10.43   $10.43
                                                             --------------------------------------------
Total return* ...............................................      (2.69)%      (4.75)%    3.99%   24.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........................    $70,788      $64,360   $53,313  $16,765
Ratios to average net assets:
 Expenses ...................................................       1.90%**      1.93%     1.90%    1.91%**
 Net investment income ......................................        .06%**      1.83%     1.54%    2.14%**
Portfolio turnover rate .....................................      14.89%       21.38%    44.77%   26.11%



*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period January 1, 1999 (effective date) to August 31, 1999.
++Based on average weighted shares outstanding.
a Actual net investment income per share was $.003.

TEMPLETON FOREIGN FUND
Financial Highlights (CONTINUED)

                                                                         CLASS C
                                          --------------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                           FEBRUARY 28, 2002             YEAR ENDED AUGUST 31,
                                          --------------------------------------------------------------------------
                                              (UNAUDITED)      2001        2000        1999       1998        1997
                                          --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the period)
Net asset value, beginning of period .....          $9.55    $10.39      $10.31       $8.30     $11.25       $9.87
                                          --------------------------------------------------------------------------
Income from investment operations:
 Net investment income ...................            .01       .18         .14         .19        .22         .26
 Net realized and unrealized gains (losses)          (.28)     (.66)        .25        2.79      (2.07)       1.52
                                          --------------------------------------------------------------------------
Total from investment operations .........           (.27)     (.48)        .39        2.98      (1.85)       1.78
                                          --------------------------------------------------------------------------
Less distributions from:
 Net investment income ...................           (.18)     (.15)       (.22)       (.20)      (.26)       (.23)
 Net realized gains ......................             --      (.21)       (.09)       (.77)      (.84)       (.17)
                                          --------------------------------------------------------------------------
Total distributions ......................           (.18)     (.36)       (.31)       (.97)     (1.10)       (.40)
                                          --------------------------------------------------------------------------
Net asset value, end of period ...........          $9.10     $9.55      $10.39      $10.31      $8.30      $11.25
                                          ==========================================================================

Total return* ............................        (2.71)%   (4.68)%       3.94%      39.45%   (18.46)%      18.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........       $826,767  $899,275  $1,127,869  $1,196,084 $1,159,810  $1,303,639
Ratios to average net assets:
 Expenses ................................          1.90%**   1.92%       1.90%       1.88%      1.87%       1.83%
 Net investment income ...................           .11%**   1.80%       1.39%       2.15%      2.07%       2.62%
Portfolio turnover rate ..................         14.89%    21.38%      44.77%      26.11%     38.27%      37.28%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+Based on average weighted shares outstanding effective year ended August 31, 1999.

TEMPLETON FOREIGN FUND
Financial Highlights (CONTINUED)
                                                                   CLASS R
                                                              -----------------
                                                                PERIOD ENDED
                                                              FEBRUARY 28, 2002
                                                                (UNAUDITED)+
                                                              -----------------
PER SHARE OPERATING PERFORMANCE++
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................       $9.30
                                                              -----------------
Income from investment operations:
 Net investment income .......................................          --(a)
 Net realized and unrealized losses ..........................        (.11)
                                                              -----------------
Total from investment operations .............................        (.11)
                                                              -----------------
Net asset value, end of period ...............................       $9.19
                                                              =================
Total return* ................................................     (1.18)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................        $740
Ratios to average net assets:
 Expenses ....................................................        .40%**
 Net investment income .......................................      (.22)%**
Portfolio turnover rate ......................................      14.89%

*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period January 2, 2002 (effective date) to February 28, 2002. ++Based on average weighted shares outstanding.
a Actual net investment loss per share was ($.003).

TEMPLETON FOREIGN FUND
Financial Highlights (CONTINUED)

                                                                      ADVISOR CLASS
                                             ----------------------------------------------------------------
                                             SIX MONTHS ENDED              YEAR ENDED AUGUST 31,
                                             FEBRUARY 28, 2002 ----------------------------------------------
                                                (UNAUDITED)    2001      2000       1999      1998     1997+
                                             ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(for a share outstanding throughout the period)
Net asset value, beginning of period .......        $9.69    $10.56    $10.50      $8.44    $11.42   $10.26
                                             ----------------------------------------------------------------
Income from investment operations:
 Net investment income .....................          .05       .28       .26        .29       .33      .07
 Net realized and unrealized gains (losses)          (.28)     (.68)      .24       2.81     (2.12)    1.09
                                             ----------------------------------------------------------------
Total from investment operations ...........         (.23)     (.40)      .50       3.10     (1.79)    1.16
                                             ----------------------------------------------------------------
Less distributions from:
 Net investment income .....................         (.28)     (.26)     (.35)      (.27)     (.35)      --
 Net realized gains ........................           --      (.21)     (.09)      (.77)     (.84)      --
                                             ----------------------------------------------------------------
Total distributions ........................         (.28)     (.47)     (.44)     (1.04)    (1.19)      --
                                             ----------------------------------------------------------------
Net asset value, end of period .............        $9.18     $9.69    $10.56     $10.50     $8.44   $11.42
                                             ================================================================

Total return* ..............................        (2.21)%   (3.81)%    5.03%     40.65%   (17.75)%  11.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........     $104,690  $102,846  $117,129    $77,203   $50,022 $139,100
Ratios to average net assets:
 Expenses ..................................          .90%**    .93%      .90%       .88%      .87%     .83%**
 Net investment income .....................         1.09%**   2.78%     2.45%      3.18%     3.08%    3.37%**
Portfolio turnover rate ....................        14.89%    21.38%    44.77%     26.11%    38.27%   37.28%

*Total return is not annualized.
**Annualized.
+For the period January 2, 1997 (effective date) to August 31, 1997.
++Based on average weighted shares outstanding effective year ended August 31, 1998.


14                     See notes to financial statements.

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED)


                                                                    COUNTRY        SHARES           VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 83.7%
     AEROSPACE & DEFENSE 2.4%
     BAE Systems PLC .........................................   United Kingdom 24,335,807     $  109,457,951
     Rolls-Royce PLC .........................................   United Kingdom 53,031,950        120,764,119
                                                                                               --------------
                                                                                                  230,222,070
                                                                                               --------------
     AIRLINES 2.1%
     Qantas Airways Ltd. .....................................      Australia    7,087,000         16,387,649
    *Qantas Airways Ltd., 144A ...............................      Australia    1,321,826          3,056,529
    *SAS AB ..................................................       Sweden      2,989,429         21,569,679
     Singapore Airlines Ltd. .................................      Singapore   22,399,985        166,301,715
                                                                                               --------------
                                                                                                  207,315,572
                                                                                               --------------
     AUTO COMPONENTS 1.6%
     Autoliv Inc., SDR .......................................       Sweden      4,384,495        105,800,923
     Valeo SA ................................................       France      1,196,539         49,980,423
                                                                                               --------------
                                                                                                  155,781,346
                                                                                               --------------
     AUTOMOBILES .5%
     Regie Nationale des Usines Renault SA ...................       France        971,027         42,206,879
     Volkswagen AG ...........................................       Germany       167,757          7,966,524
                                                                                               --------------
                                                                                                   50,173,403
                                                                                               --------------
     BANKS 8.2%
     Alliance & Leicester PLC ................................   United Kingdom 10,961,237        129,145,421
     Australia & New Zealand Banking Group Ltd. ..............      Australia   15,482,994        147,444,147
     Banco Popular Espanol SA ................................        Spain      3,954,051        139,546,291
     Deutsche Bank AG ........................................       Germany     1,315,349         77,710,119
     HSBC Holdings PLC .......................................      Hong Kong   12,647,371        140,674,992
     Lloyds TSB Group PLC ....................................   United Kingdom  1,992,953         19,168,160
     National Australia Bank Ltd. ............................      Australia    4,327,670         79,945,138
     Nordea AB ...............................................       Sweden      7,074,980         36,849,382
     San Paolo-IMI. SpA ......................................        Italy         37,257            378,348
     UBS AG ..................................................     Switzerland     498,239         23,049,839
                                                                                               --------------
                                                                                                  793,911,837
                                                                                               --------------
     BEVERAGES .3%
     PanAmerican Beverages Inc., A ...........................       Mexico      1,645,780         26,711,009
                                                                                               --------------
     BUILDING PRODUCTS .1%
     Toto Ltd. ...............................................        Japan      1,622,000          6,835,853
                                                                                               --------------
     CHEMICALS 4.9%
     Akzo Nobel NV ...........................................     Netherlands   3,338,195        147,264,392
     BASF AG .................................................       Germany     3,507,596        135,167,768
     Bayer AG, Br. ...........................................       Germany       791,003         25,110,772
     DSM NV, Br. .............................................     Netherlands   4,323,595        166,089,297
                                                                                               --------------
                                                                                                  473,632,229
                                                                                               --------------

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)


                                                                  COUNTRY        SHARES           VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     COMMERCIAL SERVICES & SUPPLIES .9%
     Chubb PLC ...............................................   United Kingdom 16,117,799     $   38,755,121
     Kidde PLC ...............................................   United Kingdom 20,257,362         19,340,207
     Societe BIC SA ..........................................       France        818,992         27,628,680
                                                                                               --------------
                                                                                                   85,724,008
                                                                                               --------------
     COMPUTERS & PERIPHERALS .6%
     NEC Corp. ...............................................        Japan      7,934,000         57,685,649
                                                                                               --------------
     CONSTRUCTION MATERIALS 1.4%
     Cemex SA ................................................       Mexico      3,694,263         17,889,884
     Cemex SA , ADR ..........................................       Mexico      4,172,121        101,799,752
     Cheung Kong Infrastructure Holdings Ltd. ................      Hong Kong   10,961,237         17,286,690
                                                                                               --------------
                                                                                                  136,976,326
                                                                                               --------------
     DIVERSIFIED FINANCIALS 3.2%
     Nomura Securities Co. Ltd. ..............................        Japan      4,303,480         49,201,004
     Rodamco Europe NV .......................................     Netherlands   3,395,550        128,118,445
     Swire Pacific Ltd., A ...................................      Hong Kong   24,142,522        131,248,894
                                                                                               --------------
                                                                                                  308,568,343
                                                                                               --------------
     DIVERSIFIED TELECOMMUNICATION SERVICES 4.1%
     Cable & Wireless PLC ....................................   United Kingdom 19,640,244         61,114,464
     Korea Telecom Corp., ADR ................................     South Korea   2,603,234         58,052,118
     Nippon Telegraph & Telephone Corp. ......................        Japan         23,520         75,046,068
     Nortel Inversora SA, B, ADR .............................      Argentina      560,618          1,681,854
     Telecom Argentina Stet-France Telecom SA, B, ADR ........      Argentina    3,217,522         15,926,734
     Telecom Corp. of New Zealand Ltd. .......................     New Zealand  20,210,350         43,061,463
     Telefonos de Mexico SA de CV (Telmex), L, ADR ...........       Mexico      3,628,980        138,953,644
                                                                                               --------------
                                                                                                  393,836,345
                                                                                               --------------
     ELECTRIC UTILITIES 7.4%
     CLP Holdings Ltd. .......................................      Hong Kong   35,126,499        141,420,274
     E.On AG .................................................       Germany     3,165,645        154,986,728
     Hong Kong Electric Holdings Ltd. ........................      Hong Kong   27,682,304        103,641,155
     Iberdrola SA, Br. .......................................        Spain     13,020,654        163,874,606
     Innogy Holdings PLC .....................................   United Kingdom 11,957,713         43,339,754
    *International Power PLC .................................   United Kingdom 11,957,713         30,443,535
    *Korea Electric Power Corp. ..............................     South Korea   4,405,980         73,050,276
                                                                                               --------------
                                                                                                  710,756,328
                                                                                               --------------
     ELECTRICAL EQUIPMENT
     GP Batteries International Ltd. .........................      Singapore    5,133,245          4,651,684
                                                                                               --------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS 2.0%
     Hitachi Ltd. ............................................        Japan     22,334,000        142,189,935
     Murata Manufacturing Co. Ltd. ...........................        Japan        742,000         46,130,693
                                                                                               --------------
                                                                                                  188,320,628
                                                                                               --------------

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)




                                                                    COUNTRY        SHARES           VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     FOOD & DRUG RETAILING .3%
     Dairy Farm International Holdings Ltd. ..................      Hong Kong   35,406,770     $   24,607,705
                                                                                               --------------
     FOOD PRODUCTS 1.6%
     Northern Foods PLC ......................................   United Kingdom 15,214,861         35,723,214
     Unilever PLC ............................................   United Kingdom 14,149,960        117,280,895
                                                                                               --------------
                                                                                                  153,004,109
                                                                                               --------------
     GAS UTILITIES 1.6%
     TransCanada PipeLines Ltd. ..............................       Canada     10,173,077        140,759,955
     Transportadora de Gas del Sur SA, B, ADR ................      Argentina    5,358,550         12,324,665
                                                                                               --------------
                                                                                                  153,084,620
                                                                                               --------------
     HOTELS RESTAURANTS & LEISURE .4%
     Grand Hotel Holdings Ltd. ...............................      Hong Kong   26,191,377          2,652,971
     Shangri-La Asia Ltd. ....................................      Hong Kong   44,715,867         38,413,477
                                                                                               --------------
                                                                                                   41,066,448
                                                                                               --------------
     HOUSEHOLD DURABLES 3.6%
     Koninklijke Philips Electronics NV ......................     Netherlands   5,145,902        134,426,324
     LG Electronics Inc. .....................................     South Korea   2,000,000         59,672,180
     Makita Corp. ............................................        Japan      3,952,700         23,097,414
     Sony Corp. ..............................................        Japan      2,835,400        128,819,219
                                                                                               --------------
                                                                                                  346,015,137
                                                                                               --------------
     INDUSTRIAL CONGLOMERATES 1.3%
     Cookson Group PLC .......................................   United Kingdom 15,640,597         17,476,516
     Hutchison Whampoa Ltd. ..................................      Hong Kong   13,348,224        108,678,684
                                                                                               --------------
                                                                                                  126,155,200
                                                                                               --------------
     INSURANCE 5.7%
     Ace Ltd. ................................................       Bermuda     2,885,795        126,686,401
     AXA SA ..................................................       France      3,985,905         74,300,218
     Sampo-Leonia OYJ, A .....................................       Finland     7,653,050         59,512,763
    *Sampo-Leonia OYJ,144A ...................................       Finland     5,143,000         39,993,746
     Scor SA .................................................       France      1,397,140         45,271,363
     XL Capital Ltd., A ......................................       Bermuda     1,443,894        137,545,342
     Zurich Financial Services AG ............................     Switzerland     341,624         66,043,832
                                                                                               --------------
                                                                                                  549,353,665
                                                                                               --------------
     IT CONSULTING & SERVICES .5%
     Satyam Computers Services Ltd. ..........................        India      8,482,080         46,570,501
                                                                                               --------------
     MACHINERY 2.2%
     METSO OYJ ...............................................       Finland     5,551,822         62,430,204
     Sandvik AB ..............................................       Sweden      5,645,087        136,219,887
     SKF AB, B ...............................................       Sweden        388,347          9,092,735
                                                                                               --------------
                                                                                                  207,742,826
                                                                                               --------------

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)



                                                                      COUNTRY        SHARES           VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     MARINE .2%
     Koninklijke Vopak NV ....................................     Netherlands   1,297,460     $   22,928,636
                                                                                               --------------
     MEDIA 1.4%
     SCMP Group Ltd. .........................................      Hong Kong   76,171,028         42,972,404
     United Business Media PLC ...............................   United Kingdom  1,322,160         10,939,924
     Wolters Kluwer NV .......................................     Netherlands   3,579,612         77,099,431
                                                                                               --------------
                                                                                                  131,011,759
                                                                                               --------------
     METALS & MINING 2.8%
     Barrick Gold Corp. ......................................       Canada      4,718,230         84,692,589
     BHP Billiton PLC ........................................      Australia   10,575,103         59,830,005
     Companhia Siderurgica Nacional CSN, ADR .................       Brazil      1,478,049         27,417,809
     Pohang Iron & Steel Co. Ltd. ............................     South Korea     922,085        102,035,994
                                                                                               --------------
                                                                                                  273,976,397
                                                                                               --------------
     OIL & GAS 6.8%
     CNOOC Ltd. ..............................................        China     51,456,705         55,090,359
     CNOOC Ltd., ADR .........................................        China      1,473,191         31,452,628
     Eni SpA .................................................        Italy      9,506,400        130,252,818
     Husky Energy Inc. .......................................       Canada      1,861,090         19,487,246
     Norsk Hydro ASA .........................................       Norway      1,591,030         67,671,493
     Perez Companc SA, B, ADR ................................      Argentina      346,800          3,363,960
     PetroChina Co. Ltd., H ..................................        China    546,968,691        101,689,855
     Repsol YPF SA ...........................................        Spain      8,001,703         98,907,796
     Shell Transport & Trading Co. PLC .......................   United Kingdom 21,697,672        150,991,565
                                                                                               --------------
                                                                                                  658,907,720
                                                                                               --------------
     PAPER & FOREST PRODUCTS 4.1%
     Holmen Aktiebolag AB, B .................................       Sweden      3,653,879         89,392,817
     M-real OYJ, B ...........................................       Finland     2,834,000         21,327,255
     Norske Skogindustrier ASA, A ............................       Norway      2,174,800         39,294,646
     Stora Enso OYJ, R (EUR Traded) ..........................       Finland     3,905,631         50,675,534
     Stora Enso OYJ, R (EUR/FIM Traded) ......................       Finland       425,422          5,519,848
     UPM-Kymmene Corp. .......................................       Finland     5,199,534        184,851,131
                                                                                               --------------
                                                                                                  391,061,231
                                                                                               --------------
     PHARMACEUTICALS .6%
    *Elan Corp. PLC, ADR .....................................   Irish Republic  1,224,347         17,263,292
     Ono Pharmaceutical Co. Ltd. .............................        Japan      1,495,000         44,014,945
                                                                                               --------------
                                                                                                   61,278,237
                                                                                               --------------
     REAL ESTATE 2.9%
     Ayala Land Inc. .........................................     Philippines  76,283,880         10,270,415
     Cheung Kong Holdings Ltd. ...............................      Hong Kong   25,843,278        215,381,360
     Hang Lung Development Co. Ltd. ..........................      Hong Kong   56,615,783         48,636,182
    *Inversiones y Representacion SA .........................      Argentina            3                  2
    *Inversiones y Representacion SA, GDR ....................      Argentina      276,462          1,479,072
     New World Development Co. Ltd. ..........................      Hong Kong      982,905            800,262
                                                                                               --------------
                                                                                                  276,567,293
                                                                                               --------------

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)




                                                                     COUNTRY        SHARES           VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     ROAD & RAIL 1.0%
     East Japan Railway Co. ..................................        Japan         17,269     $   65,811,246
     Stagecoach Holdings PLC .................................   United Kingdom  32,607,539        31,246,528
                                                                                               --------------
                                                                                                   97,057,774
                                                                                               --------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS 2.4%
     Samsung Electronics Co. Ltd. ............................     South Korea     637,490        165,162,829
    *Taiwan Semiconductor Manufacturing Co. ..................       Taiwan     26,573,000         62,070,531
                                                                                               --------------
                                                                                                  227,233,360
                                                                                               --------------
     TEXTILES & APPAREL 1.1%
     Adidas-Salomon AG .......................................       Germany       644,290         41,631,098
     Yue Yuen Industrial Holdings Ltd. .......................      Hong Kong   25,484,205         62,409,631
                                                                                               --------------
                                                                                                  104,040,729
                                                                                               --------------
     TRADING COMPANIES & DISTRIBUTORS .3%
     Samsung Corp. ...........................................     South Korea   4,000,000         33,990,483
                                                                                               --------------
     TRANSPORTATION INFRASTRUCTURE .7%
     BAA PLC .................................................   United Kingdom  7,452,855         67,306,656
                                                                                               --------------
     WIRELESS TELECOMMUNICATION SERVICES 2.5%
    *China Mobile (Hong Kong) Ltd. ...........................        China     31,728,296         91,532,732
     SK Telecom Co. Ltd. .....................................     South Korea     190,600         37,431,830
     SK Telecom Co. Ltd., ADR ................................     South Korea   3,860,145         84,730,183
     Smartone Telecommunications Holdings Ltd. ...............      Hong Kong   27,032,203         30,847,403
                                                                                               --------------
                                                                                                  244,542,148
                                                                                               --------------
     TOTAL COMMON STOCKS (COST $8,139,197,166) ...............                                  8,068,605,264
                                                                                               --------------
     PREFERRED STOCKS 5.0%
     Brasil Telecom Participacoes SA, ADR, pfd. ..............       Brazil        926,723         37,300,601
     Cia Vale do Rio Doce, A, ADR, pfd. ......................       Brazil      1,545,037         39,321,191
     Cia Vale do Rio Doce, A, pfd. ...........................       Brazil        949,420         24,148,029
     Embratel Participacoes SA, ADR, pfd. ....................       Brazil     11,365,458         41,938,540
     Petroleo Brasileiro SA, pfd. ............................       Brazil      6,400,000        152,200,085
    *Telecomunicacoes Brasileiras SA, pfd. ...................       Brazil    100,000,000              1,272
     Volkswagen AG, pfd. .....................................       Germany     6,030,016        185,166,614
                                                                                               --------------
     TOTAL PREFERRED STOCKS (COST $544,722,301) ..............                                    480,076,332
                                                                                               --------------



                                                                                   PRINCIPAL
                                                                                   AMOUNT**
                                                                                 ------------
     BONDS 2.3%
     Federal Republic of Germany:
      4.50%, 5/19/03 .........................................       Germany    60,000,000 EUR     52,366,656
      5.00%, 2/17/06 .........................................       Germany    60,000,000 EUR     52,918,872
      5.00%, 7/04/11 .........................................       Germany    12,000,000 EUR     10,429,486

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)



                                                                                  PRINCIPAL
                                                                    COUNTRY       AMOUNT**          VALUE
-------------------------------------------------------------------------------------------------------------
     BONDS (CONT.)
     Korea Telecom Corp, cvt., 144A, 0.25%, 1/04/07 ..........    South Korea  $20,000,000     $   21,926,000
     Telefonos de Mexico SA, cvt., 4.25%, 6/15/04 ............      Mexico       7,037,000          9,596,709
     U.S. Treasury Bond, 8.75%, 8/15/20 ......................   United States  50,000,000         68,113,300
     U.S. Treasury Note, 3.625%, 8/31/03 .....................   United States   5,500,000          5,581,213
                                                                                               --------------
     TOTAL BONDS (COST $217,038,217)                                                              220,932,236
                                                                                               --------------
     SHORT TERM INVESTMENTS (COST $813,524,015) 8.4%
     U.S. Treasury Bills, 1.556% to  1.769%, with maturities
       to 7/18/02 ............................................   United States 815,992,000        813,582,604
                                                                                               --------------
     TOTAL INVESTMENTS (COST $9,714,481,699) 99.4% ...........                                  9,583,196,436
     OTHER ASSETS, LESS LIABILITIES .6% ......................                                     60,830,295
                                                                                               --------------
     TOTAL NET ASSETS 100.0% .................................                                 $9,644,026,731
                                                                                               ==============

     CURRENCY ABBREVIATIONS:
     EUR--  European Unit
     FIM--  Finnish Markka


     *Non-income producing.
     **Securities denominated in U.S. dollars unless otherwise indicated.

20                           See notes to financial statements.

TEMPLETON FOREIGN FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2002 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $9,714,481,699) ............................   $ 9,583,196,436
 Cash .................................................................................         1,378,274
 Receivables:
  Investment securities sold ..........................................................        87,141,081
  Capital shares sold .................................................................        16,034,121
  Dividends and interest ..............................................................        22,267,394
                                                                                          ---------------
      Total assets ....................................................................     9,710,017,306
                                                                                          ---------------
Liabilities:
 Payables:
  Investment securities purchased .....................................................        15,660,758
  Capital shares redeemed .............................................................        38,683,146
  To affiliates .......................................................................        10,270,388
 Accrued expenses .....................................................................         1,376,283
                                                                                          ---------------
      Total liabilities ...............................................................        65,990,575
                                                                                          ---------------
Net assets, at value ..................................................................   $ 9,644,026,731
                                                                                          ---------------
Net assets consist of:
 Undistributed net investment income ..................................................   $      (727,623)
 Net unrealized depreciation ..........................................................      (131,552,856)
 Accumulated net realized loss ........................................................      (314,485,123)
 Capital shares .......................................................................    10,090,792,333
                                                                                          ---------------
Net assets, at value ..................................................................   $ 9,644,026,731
                                                                                          ===============
CLASS A:
 Net asset value per share ($8,641,041,802 / 939,573,579 shares outstanding) ..........             $9.20
                                                                                          ===============
 Maximum offering price per share ($9.20 / 94.25%) ....................................             $9.76
                                                                                          ===============
CLASS B:
 Net asset value and maximum offering price per share ($70,787,500 / 7,777,520
   shares outstanding)* ...............................................................             $9.10
                                                                                          ===============
CLASS C:
 Net asset value per share ($826,767,069 / 90,863,261 shares outstanding)* ............             $9.10
                                                                                          ===============
 Maximum offering price per share ($9.10 / 99.00%) ....................................             $9.19
                                                                                          ===============
CLASS R:
 Net asset value and maximum offering price per share ($739,994 / 80,496
   shares outstanding)* ...............................................................             $9.19
                                                                                          ===============
ADVISOR CLASS:
 Net asset value and maximum offering price per share ($104,690,366 / 11,401,250
   shares outstanding) ................................................................             $9.18
                                                                                          ===============

                      See notes to financial statements.                      21

TEMPLETON FOREIGN FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002 (UNAUDITED)
Investment Income:
 (net of foreign taxes of $5,964,330)
 Dividends ................................................................   $ 77,705,018
 Interest .................................................................     16,268,553
                                                                              ------------
      Total investment income .............................................                 $  93,973,571
Expenses:
 Management fees (Note 3) .................................................     28,824,233
 Administrative fees (Note 3) .............................................      3,695,922
 Distribution fees (Note 3)
  Class A .................................................................     10,549,829
  Class B .................................................................        317,057
  Class C .................................................................      4,059,410
  Class R .................................................................            262
 Transfer agent fees (Note 3) .............................................      8,007,200
 Custodian fees ...........................................................      1,479,600
 Reports to shareholders ..................................................        158,500
 Registration and filing fees .............................................         93,800
 Professional fees ........................................................         91,300
 Directors' fees and expenses .............................................         69,000
 Other ....................................................................         46,682
                                                                              ------------
      Total expenses ......................................................                    57,392,795
                                                                                            --------------
           Net investment income ..........................................                    36,580,776
                                                                                            --------------
Realized and unrealized losses:
 Net realized loss from:
  Investments .............................................................   (226,988,416)
  Foreign currency transactions ...........................................     (2,947,837)
                                                                              ------------
      Net realized loss ...................................................                  (229,936,253)
 Net unrealized depreciation on:
  Investments .............................................................    (56,531,685)
  Translation of assets and liabilities denominated in foreign currencies .       (423,072)
                                                                              ------------
      Net unrealized depreciation .........................................                   (56,954,757)
                                                                                            -------------
Net realized and unrealized loss ..........................................                  (286,891,010)
                                                                                            --------------
Net decrease in net assets resulting from operations ......................                 $(250,310,234)
                                                                                            ==============


22                     See notes to financial statements.

TEMPLETON FOREIGN FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002 (UNAUDITED) AND THE YEAR ENDED AUGUST 31, 2001

                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                          FEBRUARY 28, 2002  AUGUST 31, 2001
                                                                         -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................   $   36,580,776   $  277,402,074
  Net realized gain (loss) from investments and foreign currency transactions (229,936,253)     110,973,232
  Net unrealized depreciation on investments and translation of assets and
   liabilities denominated in foreign currencies ........................      (56,954,757)    (832,667,136)
                                                                            --------------------------------
      Net decrease in net assets resulting from operations ..............     (250,310,234)    (444,291,830)
Distributions to shareholders from:
 Net investment income:
  Class A ...............................................................     (235,817,067)    (239,784,957)
  Class B ...............................................................       (1,306,581)        (888,782)
  Class C ...............................................................      (16,440,449)     (15,165,960)
  Advisor Class .........................................................       (2,914,569)      (2,977,700)
 Net realized gains:
  Class A ...............................................................               --     (216,373,258)
  Class B ...............................................................               --       (1,127,687)
  Class C ...............................................................               --      (21,420,069)
  Advisor Class .........................................................               --       (2,483,007)
                                                                            --------------------------------
 Total distributions to shareholders ....................................     (256,478,666)    (500,221,420)
Capital share transactions (Note 2):
  Class A ...............................................................      (68,553,729)  (1,477,846,453)
  Class B ...............................................................        9,291,143       15,965,921
  Class C ...............................................................      (29,929,866)    (143,371,347)
  Class R ...............................................................          729,046               --
  Advisor Class .........................................................        7,102,673       (5,708,441)
                                                                            --------------------------------
Total capital share transactions ........................................      (81,360,733)  (1,610,960,320)
       Net decrease in net assets .......................................     (588,149,633)  (2,555,473,570)
Net assets:
 Beginning of period ....................................................   10,232,176,364   12,787,649,934
                                                                            --------------------------------
 End of period ..........................................................   $9,644,026,731  $10,232,176,364
                                                                            ================================
Undistributed net investment income included in net assets:
 End of period ..........................................................   $     (727,623) $   221,593,316
                                                                            ================================




                          See notes to financial statements.                  23

TEMPLETON FOREIGN FUND
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Foreign Fund (the Fund) is a separate, diversified series of Templeton Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest primarily in the equity securities of companies outside the United States, including emerging markets. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON FOREIGN FUND
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period.
Actual results could differ from those estimates.


2. CAPITAL STOCK

The Fund offers five classes of shares: Class A, Class B, Class C, Class R and Advisor Class shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At February 28, 2002, there were 3.7 billion shares of capital stock authorized ($1.00 par value) of which 2.6 billion shares have been classified as Fund shares as follows: 2 billion Class A shares, 100 million Class B shares, 300 million Class C shares, 100 million Class R, and 100 million Advisor Class shares. Transactions in the Fund's shares were as follows:

                                                     SIX MONTHS ENDED                  YEAR ENDED
                                                     FEBRUARY 28, 2002               AUGUST 31, 2001
                                              ----------------------------------------------------------------
                                                  SHARES         AMOUNT            SHARES        AMOUNT
                                              ----------------------------------------------------------------
CLASS A SHARES:
Shares sold .................................  177,442,594  $ 1,594,725,833     602,659,461  $ 6,024,515,650
Shares issued on reinvestment of distributions  23,496,825      202,988,453      40,373,504      394,010,678
Shares redeemed ............................. (207,064,420)  (1,866,268,015)   (785,853,822)  (7,896,372,781)
                                              ----------------------------------------------------------------
Net decrease ................................   (6,125,001) $   (68,553,729)   (142,820,857) $(1,477,846,453)
                                              ================================================================

TEMPLETON FOREIGN FUND
Notes to Financial Statements (unaudited) (CONTINUED)

2. CAPITAL STOCK (CONT.)

                                                     SIX MONTHS ENDED                  YEAR ENDED
                                                     FEBRUARY 28, 2002               AUGUST 31, 2001
                                                -----------------------------------------------------------
                                                  SHARES         AMOUNT            SHARES        AMOUNT
                                                -----------------------------------------------------------
CLASS B SHARES:
Shares sold ..................................   1,411,164  $   12,537,564       2,176,420  $   21,517,926
Shares issued on reinvestment of distributions     130,127       1,107,955         180,609       1,748,941
Shares redeemed ..............................    (494,397)     (4,354,376)       (737,908)     (7,300,946)
                                                ----------------------------------------------------------
Net increase .................................   1,046,894  $    9,291,143       1,619,121  $   15,965,921
                                                ===========================================================


                                                     SIX MONTHS ENDED                  YEAR ENDED
                                                     FEBRUARY 28, 2002               AUGUST 31, 2001
                                                -----------------------------------------------------------
                                                  SHARES         AMOUNT            SHARES        AMOUNT
                                                -----------------------------------------------------------
CLASS C SHARES:
Shares sold ..................................   5,359,419  $   47,521,525      21,069,537  $  209,460,665
Shares issued on reinvestment of distributions   1,556,918      13,235,723       3,023,763      29,227,590
Shares redeemed .............................. (10,248,887)    (90,687,114)    (38,442,593)   (382,059,602)
                                               ------------------------------------------------------------
Net decrease .................................  (3,332,550) $  (29,929,866)    (14,349,293) $ (143,371,347)
                                               ============================================================


                                                       PERIOD ENDED
                                                    FEBRUARY 28, 2002*
                                                --------------------------
                                                  SHARES         AMOUNT
                                                --------------------------
CLASS R SHARES:
Shares sold ..................................      82,468   $    746,892
Shares redeemed ..............................      (1,972)       (17,846)
                                                --------------------------
Net increase .................................      80,496   $    729,046
                                                ==========================

*Effective date of Class R shares was January 2, 2002.

                                                     SIX MONTHS ENDED                  YEAR ENDED
                                                     FEBRUARY 28, 2002               AUGUST 31, 2001
                                                -----------------------------------------------------------
                                                  SHARES         AMOUNT            SHARES        AMOUNT
                                                -----------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold ..................................   3,784,167   $ 34,027,371        6,457,699  $   64,550,928
Shares issued on reinvestment of distributions     295,000      2,546,900          498,677       4,865,483
Shares redeemed ..............................  (3,288,536)   (29,471,598)      (7,438,624)    (75,124,852)
                                                -----------------------------------------------------------
Net increase (decrease) ......................     790,631   $  7,102,673         (482,248) $   (5,708,441)
                                                ===========================================================

TEMPLETON FOREIGN FUND
Notes to Financial Statements (unaudited) (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

         ANNUALIZED
         FEE RATE       AVERAGE DAILY NET ASSETS
         -------------------------------------------------------------------
         0.75%          First $200 million
         0.675%         Over $200 million, up to and including $1.3 billion
         0.60%          Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

         ANNUALIZED
         FEE RATE       AVERAGE DAILY NET ASSETS
         -------------------------------------------------------------------
         0.15%          First $200 million
         0.135%         Over $200 million, up to and including $700 million
         0.10%          Over $700 million, up to and including $1.2 billion
         0.075%         Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25%, 1.00%, 1.00%, and 0.50% per year of the average daily net assets of Class A, Class B, Class C, and Class R shares, respectively. Under the Class A distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At February 28, 2002, unreimbursed costs were $24,231,728. Distributors received net commissions from sales of the Fund's shares and received contingent deferred sales charges for the year of $295,147 and $94,142, respectively.


4. INCOME TAXES

At February 28, 2002, the cost of investments and net unrealized depreciation for income tax purposes were as follows:

                 Cost of investments ....................  $ 9,741,654,915
                                                           ----------------
                 Unrealized appreciation ................    1,211,351,393
                 Unrealized depreciation ................   (1,369,809,872)
                                                           ----------------
                 Net unrealized depreciation ............  $  (158,458,479)
                                                           ================

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and losses realized subsequent to October 31 on the sale of securities.

TEMPLETON FOREIGN FUND
Notes to Financial Statements (unaudited) (CONTINUED)

4. INCOME TAXES (CONT.)

At August 31, 2001, the Fund had deferred capital losses occurring subsequent to October 31, 2000 of $43,999,266. For tax purposes, such losses will be reflected in the year ending August 31, 2002.

The Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividend paid deduction for tax purposes.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 2002 aggregated $1,348,400,974 and $2,247,346,478, respectively.


6. SUBSEQUENT EVENT

On March 27, 2002, the Fund acquired the net assets of Fiduciary International Equity Fund pursuant to a plan of reorganization approved by Fiduciary International Equity Fund's shareholders. The merger was accomplished by a tax-free exchange of 3,103,590 shares of the Fund (valued at $9.60 per share) for the net assets of the Fiduciary International Equity Fund which aggregated $29,797,563, including $517,697 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the Fund immediately after the merger were $10,155,045,318.

SEMIANNUAL REPORT
TEMPLETON FOREIGN FUND

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Foreign Fund prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

104 S2002 04/02     [LOGO OMITTED] Printed on recycled paper